SECOND QUARTER 2014 EARNINGS CONFERENCE CALL July 18, 2014

• Revenue increased 5.4% from Q2-13  Organic growth was 4.7%  Net acquisitions added 1.2%  Currency exchange rate changes were negative 0.5% • Operating income was $196 million, an increase of 12% • Operating margin was 10.6%, an improvement of 60 basis points • Diluted EPS was $0.23, a 28% increase; excluding early debt redemption was $0.25 • Average diluted shares outstanding decreased 4.5% compared to the prior year Overview – Second Quarter 2014 Page 2 See reconciliation of organic revenue change on page 17 and diluted EPS on page 22.

Operating Performance (Amounts in Millions, except per share amounts) Page 3 2014 2013 Revenue 1,851.4$ 1,756.2$ Salaries and Related Expenses 1,170.2 1,120.2 Office and General Expenses 485.4 461.2 Operating Income 195.8 174.8 Interest Expense (22.6) (37.5) Interest Income 6.6 5.8 Other (Expense) Income, net (11.2) 4.8 Income Before Income Taxes 168.6 147.9 Provision for Income Taxes 65.3 62.0 Equity in Net Income of Unconsolidated Affiliates 0.4 0.2 Net Income 103.7 86.1 Net Income Attributable to Noncontrolling Interests (4.3) (3.3) Net Income Attributable to IPG 99.4 82.8 Dividends on Preferred Stock - (2.9) 99.4$ 79.9$ Earnings per Share Available to IPG Common Stockholders: Basic 0.24$ 0.19$ Diluted 0.23$ 0.18$ Weighted-Average Number of Common Shares Outstanding: Basic 421.1 425.1 Diluted 428.1 448.3 Dividends Declared per Common Share 0.095$ 0.075$ Three Months Ended June 30, Net Income Available to IPG Common Stockholders

Revenue ($ in Millions) Page 4 See reconciliations of segment organic revenue change on pages 17 and 18. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), Lowe & Partners, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists $ % Change $ % Change June 30, 2013 1,756.2$ 3,299.2$ Total change 95.2 5.4% 189.7 5.7% Foreign currency (8.1) (0.5%) (29.8) (0.9%) Net acquisitions/(divestitures) 20.3 1.2% 34.5 1.0% Organic 83.0 4.7% 185.0 5.6% June 30, 2014 1,851.4$ 3,488.9$ Three Months Ended Six Months Ended 2014 2013 Total Organic 2014 2013 Total Organic IAN 1,496.0$ 1,435.7$ 4.2% 4.0% 2,811.7$ 2,676.8$ 5.0% 5.3% CMG 355.4$ 320.5$ 10.9 7.9 677.2$ 622.4$ 8.8 6.8 Change Six Months Ended Change Three Months Ended June 30, June 30,

Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 17 and 18. Total Organic Total Organic United States 3.4% 2.9% 4.2% 3.8% Internatio al 8.0% 7.1% 7.9% 8.0% United Kingdom 33.2% 16.4% 26.7% 13.3% Continental Europe 3.8% (1.4%) 4.4% 0.9% Asia Pacific 1.4% 4.4% 4.0% 7.7% Latin America (2.9%) 7.4% 0.4% 12.0% All Other Markets 13.8% 18.0% 5.1% 10.3% Worldwide 5.4% 4.7% 5.7% 5.6% Three Months Ended June 30, 2014 Six Months Ended June 30, 2014

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Organic Revenue Growth Page 6 See reconciliation on page 19. Trailing Twelve Months Q2-14 4.4%

Salaries & Related 2014 2013 $ Total Organic Three Months Ended June 30, 1,170.2$ 1,120.2$ 50.0$ 4.5% 3.2% % of Revenue 63.2% 63.8% Three months severance 16.1$ 22.9$ (6.8)$ (29.7%) % of Revenue 0.9% 1.3% Six Months Ended June 30, 2,358.8$ 2,252.3$ 106.5$ 4.7% 4.3% % of Revenue 67.6% 68.3% Six months severance 36.5$ 49.0$ (12.5)$ (25.5%) % of Revenue 1.0% 1.5% Office & General 2014 2013 $ Total Organic Three Months Ended June 30, 485.4$ 461.2$ 24.2$ 5.2% 4.7% % of Revenue 26.2% 26.3% Three months occupancy expense (ex-D&A) 125.7$ 124.1$ 1.6$ 1.3% % of Revenue 6.8% 7.1% Six Months Ended June 30, 946.0$ 914.5$ 31.5$ 3.4% 3.5% % of Revenue 27.1% 27.7% Six months occupancy expense (ex-D&A) 252.9$ 246.7$ 6.2$ 2.5% % of Revenue 7.2% 7.5% Change Change Expenses ($ in Millions) Page 7 See reconciliations of organic measures on pages 17 and 18.

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 9.3% 9.7% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Operating Margin Page 8 Trailing Twelve Months Q2-14 Adjusted operating margin before our Q4 2013 restructuring charge that differs from reported operating margin is represented in green. See reconciliation of adjusted operating margin on page 20. 8.9%

Balance Sheet – Current Portion ($ in Millions) Page 9 June 30, December 31, June 30, 2014 2013 2013 CURRENT ASSETS: Cash and cash equivalents 895.1$ 1,636.8$ 1,613.9$ Marketable securities 6.3 5.3 4.6 Accounts receivable, net 4,272.3 4,565.4 4,047.8 Expenditures billable to clients 1,798.6 1,536.4 1,545.9 Other current assets 429.3 340.1 391.9 Total current assets 7,401.6$ 8,084.0$ 7,604.1$ CURRENT LIABILITIES: Accounts payable 6,414.8$ 6,914.2$ 5,891.0$ Accrued liabilities 594.8 718.4 548.6 Short-term borrowings 126.2 179.1 186.0 Current portion of long-term debt 2.4 353.6 594.8 Total current liabilities 7,138.2$ 8,165.3$ 7,220.4$

2014 2013 NET INCOME 103$ 87$ OPERATING ACTIVITIES Depreciation & amortization 52 51 Deferred taxes 30 36 Other non-cash items 15 (9) Change in working capital, net (24) 17 Other non-current assets & liabilities (7) 2 Net cash provided by Operating Activities 169 184 INVESTING ACTIVITIES Capital expenditures (32) (29) Acquisitions & deferred payments, net (29) (13) Business, investment & fixed asset purchases/sales, net 9 (1) Net cash used in Investing Activities (52) (43) FINANCING ACTIVITIES Proceeds from issuance of long-term debt 499 - Purchase of long-term debt (350) - Repurchase of common stock (52) (105) Common stock dividends (40) (32) Net (decrease) increase in short-term bank borrowings (46) 30 Distributions to noncontrolling interests (6) (6) Acquisition-related payments (6) (26) Preferred stock dividends - (3) Exercise of stock options 5 14 Other financing activities (2) 6 Net cash provided by (used in) Financing Activities 2 (122) Currency Effect 6 (51) Increase (Decrease) in Cash & S/T Marketable Securities 125$ (32)$ Three Months Ended June 30, Cash Flow ($ in Millions) Page 10 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21. (1)

$2,349 $2,120 $1,947 $1,737 $1,769 $1,652 $1,663 $1,759 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 6/30/2014 $2,450 Total Debt (1) ($ in Millions) Page 11 (2) (3) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013. (3) Includes the net impact of our April 2014 debt issuance of $500 aggregate principal amount of our 4.20% Senior Notes due 2024 and redemption of $350 aggregate principal amount of our 6.25% Senior Unsecured Notes due 2014 (the “6.25% Notes”).

Summary Page 12 • Solid performance against FY-14 financial objectives • Traction from key strategic drivers  Quality of our agency offerings  Strength in high-growth disciplines/regions  Effective expense management • 2014 focus is on margin improvement • Financial strength continues to be a source of value creation  Lower cost of debt  Share repurchase program

Appendix

Operating Performance (Amounts in Millions, except per share amounts) Page 14 2014 2013 Revenue 3,488.9$ 3,299.2$ Salaries and Related Expenses 2,358.8 2,252.3 Office and General Expenses 946.0 914.5 Operating Income 184.1 132.4 Interest Expense (42.8) (74.3) Interest Income 12.8 12.2 Other (Expense) Income, net (9.5) 6.6 Income Before Income Taxes 144.6 76.9 Provision for Income Taxes 63.6 49.6 Equity in Net Income of Unconsolidated Affiliates 0.3 0.3 Net Income 81.3 27.6 Net Income Attributable to Noncontrolling Interests (2.8) (1.1) Net Income Attributable to IPG 78.5 26.5 Dividends on Preferred Stock - (5.8) 78.5$ 20.7$ Earnings per Share Available to IPG Common Stockholders: Basic 0.19$ 0.05$ Diluted 0.18$ 0.05$ Weighted-Average Number of Common Shares Outstanding: Basic 421.9 419.7 Diluted 428.5 425.1 Dividends Declared per Common Share 0.19$ 0.15$ Net Income Available to IPG Common Stockholders Six Months Ended June 30,

2014 2013 NET INCOME 81$ 28$ OPERATING ACTIVITIES Depreciation & amortization 109 106 Deferred taxes 7 (14) Other non-cash items 22 (4) Change in working capital, net (747) (705) Other non-current assets & liabilities (29) (2) Net cash used in Operating Activities (557) (591) INVESTING ACTIVITIES Capital expenditures (59) (47) Acquisitions & deferred payments, net (51) (48) Business, investment & fixed asset purchases/sales, net 11 1 Net cash used in Investing Activities (99) (94) FINANCING ACTIVITIES Proceeds from issuance of long-term debt 499 - Purchase of long-term debt (350) (1) Repurchase of common stock (97) (181) Common stock dividends (80) (63) Net (decrease) increase in short-term bank borrowings (53) 19 Distributions to noncontrolling interests (12) (7) Acquisition-related payments (9) (27) Preferred stock dividends - (6) Exercise of stock options 11 32 Other financing activities 2 8 Net cash used in Financing Activities (89) (226) Currency Effect 4 (61) Decrease in Cash & S/T Marketable Securities (741)$ (972)$ Six Months Ended June 30, Cash Flow ($ in Millions) Page 15 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21. (1)

Depreciation and Amortization ($ in Millions) Page 16 Q1 Q2 YTD 2014 Depreciation and amortization of fixed assets and intangible assets 40.5$ 40.2$ 80.7$ Amortization of restricted stock and other non-cash compensation 15.1 11.1 26.2 Net amortization of bond discounts and deferred financing costs 1.0 1.3 2.3 Q1 Q2 Q3 Q4 FY 2013 Depreciation and amortization of fixed assets and int gible assets 38.2$ 39.2$ 40.5$ 39.5$ 157.4$ Amortization of restricted stock and other non-cash compensation 15.5 9.4 8.0 10.2 43.1 Net amortization of bond discounts and deferred financing costs 1.4 2.6 1.4 3.2 8.6 2014 2013

Reconciliation of Organic Measures ($ in Millions) Page 17 Three Months Ended June 30, 2013 Foreign Currency Net Acquisitions / (Divestitures) Organic Three Months Ended June 30, 2014 Organic Total Segment Revenue IAN 1,435.7$ (9.7)$ 12.2$ 57.8$ 1,496.0$ 4.0% 4.2% CMG 320.5 1.6 8.1 25.2 355.4 7.9% 10.9% Total 1,756.2$ (8.1)$ 20.3$ 83.0$ 1,851.4$ 4.7% 5.4% Geographic United States 996.6$ -$ 5.4$ 28.9$ 1,030.9$ 2.9% 3.4% International 759.6 (8.1) 14.9 54.1 820.5 7.1% 8.0% United Kingdom 119.4 11.8 8.2 19.6 159.0 16.4% 33.2% Continental Europe 196.3 7.8 2.5 (2.8) 203.8 (1.4%) 3.8% Asia Pacific 221.0 (10.3) 3.6 9.8 224.1 4.4% 1.4% Latin America 119.8 (13.0) 0.6 8.9 116.3 7.4% (2.9%) All Other Markets 103.1 (4.4) - 18.6 117.3 18.0% 13.8% Worldwide 1,756.2$ (8.1)$ 20.3$ 83.0$ 1,851.4$ 4.7% 5.4% Expenses Salaries & Related 1,120.2$ 1.7$ 12.7$ 35.6$ 1,170.2$ 3.2% 4.5% Office & General 461.2 (2.5) 4.9 21.8 485.4 4.7% 5.2% Total 1,581.4$ (0.8)$ 17.6$ 57.4$ 1,655.6$ 3.6% 4.7% Components of Change Change

Reconciliation of Organic Measures ($ in Millions) Page 18 Six Months Ended June 30, 2013 Foreign Currency Net Acquisitions / (Divestitures) Organic Six Months Ended June 30, 2014 Organic Total Segment Revenue IAN 2,676.8$ (31.2)$ 23.6$ 142.5$ 2,811.7$ 5.3% 5.0% CMG 622.4 1.4 10.9 42.5 677.2 6.8% 8.8% Total 3,299.2$ (29.8)$ 34.5$ 185.0$ 3,488.9$ 5.6% 5.7% Geographic United States 1,891.0$ -$ 6.7$ 72.2$ 1,969.9$ 3.8% 4.2% International 1,408.2 (29.8) 27.8 112.8 1,519.0 8.0% 7.9% United Kingdom 257.8 20.1 14.3 34.4 326.6 13.3% 26.7% Continental Europe 355.8 10.7 1.8 3.2 371.5 0.9% 4.4% Asia Pacific 396.9 (25.0) 10.1 30.7 412.7 7.7% 4.0% Latin America 206.1 (25.5) 1.6 24.7 206.9 12.0% 0.4% All Other Markets 191.6 (10.1) - 19.8 201.3 10.3% 5.1% Worldwide 3,299.2$ (29.8)$ 34.5$ 185.0$ 3,488.9$ 5.6% 5.7% Expenses Salaries & Related 2,252.3$ (11.5)$ 20.4$ 97.6$ 2,358.8$ 4.3% 4.7% Office & General 914.5 (9.5) 8.7 32.3 946.0 3.5% 3.4% Total 3,166.8$ (21.0)$ 29.1$ 129.9$ 3,304.8$ 4.1% 4.4% Components of Change Change

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0

Page 19

($ in Millions)

Reconciliation of Adjusted Operating Margin ($ in Millions) Page 20 Last Twelve Months Ending Operating Income Q4 2013 Restructuring Charge Adjusted Operating Income 12/31/13 598.3$ 60.6$ 658.9$ 3/31/14 629.0 60.6 689.6 6/30/14 650.0 60.6 710.6

Reconciliation of Investing Cash Flow ($ in Millions) Page 21 2014 2013 2014 2013 INVESTING ACTIVITIES Cash used in Investing Activities per presentation (52)$ (43)$ (99)$ (94)$ Purchase, sale and maturities of short-term marketable securities, net - 1 - 12 Cash used in Investing Activities as reported (52)$ (42)$ (99)$ (82)$ Three Months Ended June 30, Six Months Ended June 30,

Reconciliation of Loss on Early Extinguishment of Debt (1)

	Three Months Ended June 30, 2014			Six Months Ended June 30, 2014		
	As Reported	Loss on Early Extinguishment of Debt (2)	Ex - Loss on Early Extinguishment of Debt	As Reported	Loss on Early Extinguishment of Debt (2)	Ex -Loss on Early Extinguishment of Debt
Income Before Income Taxes	$ 168.6	$ (10.4)	$ 179.0	$ 144.6	$ (10.4)	$ 155.0
Provision for Income Taxes	(65.3)	3.8	(69.1)	(63.6)	3.8	(67.4)
Effective Tax Rate	*38.7%*		*38.6%*	*44.0%*		*43.5%*
Equity in Net Income of Unconsolidated Affiliates	0.4		0.4	0.3		0.3
Net Income Attributable to Noncontrolling Interests	(4.3)		(4.3)	(2.8)		(2.8)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$ 99.4	$ (6.6)	$ 106.0	$ 78.5	$ (6.6)	$ 85.1
Weighted-Average Number of Common Shares Outstanding - Basic	421.1		421.1	421.9		421.9
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	7.0		7.0	6.6		6.6
Weighted-Average Number of Common Shares Outstanding - Diluted	428.1		428.1	428.5		428.5
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.24	$ (0.01)	$ 0.25	$ 0.19	$ (0.01)	$ 0.20
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.23	$ (0.02)	$ 0.25	$ 0.18	$ (0.02)	$ 0.20

(1) In May 2014, we redeemed $350 in aggregate principal amount of our 6.25% Notes.
(2) Loss on early extinguishment of debt of $10.4, primarily due to a redemption premium.

Page 22

($ in Millions)

Metrics Update

Metrics Update Page 24 SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

Salaries & Related Expenses Page 25 63.3% 63.8% 63.6% 60.0% 62.0% 64.0% 66.0% 6/30/2013 12/31/2013 6/30/2014 % of Revenue, Trailing Twelve Months

2014 2013 Salaries & Related Expenses (% of Revenue) Page 26 Three and Six Months Ended June 30 “All Other Salaries & Related,” not shown, was 2.3% and 2.6% for the three months ended June 30, 2014 and 2013, respectively, and 2.7% and 2.6% for the six months ended June 30, 2014 and 2013, respectively. 0.9% 1.3% 1.0% 1.5% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Six Months 3.7% 3.6% 3.8% 3.7% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Six Months 2.7% 2.8% 3.3% 3.4% 0.0% 2.0% 4.0% 6.0% Incentive Expense Three Months Six Months 53.6% 53.5% 56.8% 57.1% 45.0% 50.0% 55.0% 60.0% Base, Benefits & Tax Three Months Six Months

27.1% 26.9% 26.7% 24.0% 26.0% 28.0% 30.0% 6/30/2013 12/31/2013 6/30/2014 % of Revenue, Trailing Twelve Months Office & General Expenses Page 27 (1) (1) Office & general expenses excludes our Q4 2013 restructuring charge, which was recorded as a separate line item in our income statement. (1)

1.6% 1.7% 1.7% 1.7% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Six Months 6.8% 7.1% 7.2% 7.5% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) Three Months Six Months 14.2% 13.7% 14.5% 14.7% 12.0% 14.0% 16.0% 18.0% All Other O&G Three Months Six Months 3.6% 3.8% 3.7% 3.8% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Six Months Office & General Expenses (% of Revenue) Page 28 Three and Six Months Ended June 30 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, adjustments for contingent acquisition obligations, foreign currency gains (losses), restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2014 2013

$1,619 $1,005 $1,642 $777 $901 $986 $986 $986 $985 $985 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 29 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility (1) (2) (1) Includes net proceeds from our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to address our capital structure in 2013. (2) In July 2013, we used $630 to redeem $600 aggregate principal amount of our 10.00% Notes at 105%.

$1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 30 Last Twelve Months Ending June 30, 2014 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 12.65x II. Leverage Ratio (not greater than): 3.25x Actual Leverage Ratio: 2.05x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending June 30, 2014 Interest Expense: $91.2 - Interest income 25.4 - Other 1.0 + Preferred stock dividends 2.9 Net interest expense as defined: $67.7 EBITDA Reconciliation Last Twelve Months Ending June 30, 2014 Operating Income: $650.0 + Depreciation and amortization 205.5 + Other non-cash charges 1.2 EBITDA as defined: $856.7 Covenants

Cautionary Statement Page 31 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.